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                                                                   EXHIBIT 10.19

                                  BILL OF SALE

       For $6.0 million, Gulf Northern Transport, Inc. ("Seller") hereby sells, assigns and transfers to One Way Logistics, Inc. ("Buyer") all of the right, title and interest in and to the equipment described on the attached listing (the "Assets").

       This instrument is a transfer and conveyance by Seller to Buyer of good and transferable title to said Assets free and clear of all liens, security interests, charges and encumbrances, other than as previously disclosed to Buyer. The Seller hereby covenants and agrees to warrant and defend title to said Assets against any and all persons whatsoever.

Dated: As of December 31, 1999


                                          GULF NORTHERN TRANSPORT, INC.



                                          BY:
                                              ----------------------------------


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                                PROMISSORY NOTE

$6,000,000                                                     DECEMBER 31, 1999



        FOR VALUE RECEIVED, One-Way Logistics, Inc. (the "Debtor"), hereby promises to pay to Gulf Northern Transport, Inc. (hereinafter referred to as the "Payee"), Six Million Dollars ($6,000,000), together with interest on the unpaid principal balance at a rate of nine percent (9%) per annum, payable in 48 consecutive equal monthly payments of principal and interest in the amount of $149,310.25 on the first day of each month beginning February 1, 2000, and continuing until the entire indebtedness is fully paid. Debtor shall have the right to prepay this Note without penalty or charge of any kind.

        If any deficiency in the payment of any installment under this Note is not made good prior to ten (10) days after same becomes due and payable, the entire balance and accrued interest shall at once become due and payable at the option of the holder of this Note upon written notice to Debtor. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        Presentment, demand and protest, and notices of protest, dishonor, and non-payment of this Note and all notices of every kind are hereby waived.

        No single or partial exercise of any power hereunder shall preclude the other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

        This Note shall be deemed to be a contract made under the laws of the State of South Carolina.

                                    DEBTOR:
                                    ONE-WAY LOGISTICS, INC.

                                    BY:
                                        ----------------------------------------

                                    TITLE:
                                           -------------------------------------

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                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated December 31, 1999 by and between ONE WAY LOGISTICS, INC., (herein called the "Debtor") and GULF NORTHERN TRANSPORT, INC. (herein called the "Lender");

In consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties hereto agree as follows:

                                   SECTION ONE
                              THE SECURITY INTEREST

The Debtor hereby grants to the Lender, as the Secured Party hereunder, a security interest in the collateral described in Exhibit A attached hereto and made a part hereof (the "Collateral") to secure the indebtedness of Debtor to Lender under a certain Promissory Note dated the date hereof (the "Note") in the principal amount of $6,000,000 (the "Liabilities").

                                   SECTION TWO
                          COVENANTS AND REPRESENTATIONS

The Debtor covenants and represents as follows:

SECTION 2.1. OWNERSHIP. The Debtor is and shall continue to be the owner of the Collateral free of any lien or encumbrances
(except of the Lender) and will defend same against all adverse claims and demands.

SECTION 2.2. POSSESSION. Unless the Lender demands possession or agrees otherwise, the Debtor shall have possession of the Collat eral in trust for the Lender and shall not sell, lease, encumber or dispose of the Collateral.

                                  SECTION THREE
                         EVENTS OF DEFAULT AND REMEDIES

SECTION 3.1. EVENTS OF DEFAULT. The failure by Debtor to pay any of the Liabilities within when due, or actual or constructive termination of the agency relationship between Debtor and Lender, shall constitute a default hereunder and under the Note.

SECTION 3.2. RIGHTS AFTER DEFAULT. Upon occurrence of any event of default and failure of Debtor to cure such default within ten (10) days after notice of such default by Lender, all the Liabilities, at the option of the Lender, and without any notice or demand, shall become due and payable immediately and Lender shall enjoy all rights and remedies for default provided by law and in this or any other instrument of the Debtor to the Lender or to which the Debtor and the Lender are parties. The Lender may require the Debtor to assemble the Collateral and to make it available to the Lender at any convenient place designated by the Lender, which the Debtor hereby agrees to do. At any time or times after the Liabilities become due, the Lender is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of the Collateral, as may be appropriate, at public or private sale, either for cash or on credit or for future delivery, without assumption or credit risk, without demand, advertisement, or notice, which are hereby expressly waived, unless prohibited by law, and at any such sale the Lender may become the purchaser of the whole or any part of the collateral, discharged from any right of redemption. Upon any such sale, after deducting all costs and expenses of every kind, the residue of proceeds thereof may be applied as the Lender may determine toward the payment of any or all of the Liabilities, whether due or not due, returning the surplus, if any, to the Debtor, and the Debtor shall be and remain liable to the Lender for any and every deficiency after application of such proceeds as aforesaid. The Lender is authorized to trans fer into its own name or that of its nominee, at any time and from time to time, any or all of the collateral. The Lender shall not be bound to take any steps to preserve any rights in the Collateral against prior parties which the Debtor hereby assumes to do and the Lender shall have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Debtor may reasonably request, but no omission to comply with any such request shall be deemed a failure to exercise reasonable care.

                                  SECTION FOUR
                                  MISCELLANEOUS

SECTION 4.1. WAIVER. The Lender shall not be deemed to have waived any of its rights hereunder or in the Collateral (or any part thereof) unless such waiver is in writing, and no delay or omission by the Lender in exercising any right shall operate as a waiver thereof or of any other rights. The Lender may permit the Debtor to remedy any default without waiving the default so remedied and the Lender may waive any default without waiving any other subsequent or prior default by the Debtor.

SECTION 4.2. NOTICES. Written notice, when required by law, sent to the address of the Debtor at least 10 calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

SECTION 4.3. TERM. This Agreement and the security interest in the Collateral created hereby shall terminate when the Liabilities have been paid in full Lender relating to the Liabilities have


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terminated, and prior to such payment and termination, this shall be a continuing agreement.

SECTION 4.4. EXECUTION OF DOCUMENTS. The Debtor will execute all necessary documents to accomplish the purpose hereof, including financing statements required to perfect and continue the validity of the security interest of the Lender hereunder.

SECTION 4.5. GOVERNING LAW. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the internal laws of the state of South Carolina.

SECTION 4.6. REPORTS. Debtor shall promptly provide to the Lender any financial information of the Debtor reasonably requested by Lender.

IN WITNESS WHEREOF, the parties have cause this Security Agreement to be executed on December 31, 1999.


ONE WAY LOGISTICS, INC.                         GULF NORTHERN TRANSPORT, INC.



BY:                                             BY:
   ---------------------------------               -----------------------------
   Rick Kelly, President                           Danny Pixler, President


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                                    EXHIBIT A

The following property of the Debtor and any and all additions, substitutions, accessions, proceeds and products thereto or thereof: all of the Debtor's property, tangible or intangible, now or hereafter existing and wherever located, including, without limitation, all of its inventory, goods, materials, machinery, motor vehicles, trailers, equipment, accounts, accounts receivable, contracts rights, chattel paper, instruments, software programs, specifications, source code, engineering designs, trade secrets and other proprietary technology, notes, memoranda, drawings and other data, general intangibles, computer hardware and peripheral equipment, and all other assets of any kind now existing or hereafter arising.